SHREVE.NET, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                SHREVE.NET, INC.
                          INDEX TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                                                       PAGE(S)

Independent Auditors' Report                                             1

Financial Statements:

         Balance Sheets at December 31, 2003 and 2002                    2

         Statements of Operations for the Years Ended
           December 31, 2003 and 2002                                    3

         Statements of Stockholders' Equity (Deficit) for the
           Years Ended December 31, 2003 and 2002                        4

         Statements of Cash Flows for the Years Ended
           December 31, 2003 and 2002                                    5

Notes to the Financial Statements                                        6-12

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders of
Shreve.Net, Inc.
Shreveport, Louisiana

We have audited the accompanying balance sheets of Shreve.Net Inc., a Louisiana S Corporation (the "Company") as of December 31, 2003 and 2002, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shreve.Net Inc. as of December 31, 2003 and 2002, and the changes in its operations, changes in stockholders' equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

BAGELL JOSEPHS & COMPANY, L.L.C.

Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

July 27, 2004


                                 SHREVE.NET INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 2003 AND 2002

                                                                     2003           2002
                                                                  -----------    -----------

                                     ASSETS

Current Assets:
  Cash                                                            $     4,783    $     5,356
  Accounts receivable, net                                            102,524         94,950
  Accounts receivable - related company                                21,478         11,461
  Prepaid expenses and other current assets                            18,912         19,439
                                                                  -----------    -----------
             Total current assets                                     147,697        131,206
                                                                  -----------    -----------


Property and equipment, net                                           183,866        203,832
                                                                  -----------    -----------


             TOTAL ASSETS                                         $   331,563    $   335,038
                                                                  ===========    ===========


                        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
  Current portion of long-term debt                               $    75,736    $    62,337
  Current portion of notes payable - related party                     63,921         40,589
  Current portion of obligations under capital lease                    6,457          5,862
  Note payable - bank                                                  77,663           --
  Deferred revenue                                                     83,876         90,654
  Accounts payable and accrued expenses                                96,439        134,340
                                                                  -----------    -----------

             Total current liabilities                                404,092        333,782

  Long-term debt, net of current                                      125,431        176,234
  Notes payable - related party, net of current portion               254,759        239,380
  Obligations under capital lease, net of current portion               2,794          7,929
                                                                  -----------    -----------


             Total liabilities                                        787,076        757,325
                                                                  -----------    -----------


STOCKHOLDERS' (DEFICIT)
  Common stock                                                          1,000          1,000
  Additional paid-in-capital                                          747,485        747,485
  Accumulated deficits                                             (1,203,998)    (1,170,772)
                                                                  -----------    -----------

             Total stockholders' (deficit)                           (455,513)      (422,287)
                                                                  -----------    -----------


             TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)        $   331,563    $   335,038
                                                                  ===========    ===========


    The accompanying notes are an integral part of the financial statements

                                SHREVE.NET, INC.

                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                            2003           2002
                                         -----------    -----------

REVENUE                                  $ 2,024,627    $ 2,156,618
                                         -----------    -----------

COSTS AND EXPENSES:
  Direct costs of revenue                    806,540        882,552
  Selling, general and administrative      1,102,975      1,133,630
  Depreciation                               109,517        125,864
                                         -----------    -----------
              Total costs and expenses     2,019,032      2,142,046
                                         -----------    -----------

INCOME BEFORE OTHER (EXPENSE)                  5,595         14,572

OTHER (EXPENSE)
  Interest expense                           (38,821)       (42,301)
                                         -----------    -----------
              Total other (expense)          (38,821)       (42,301)
                                         -----------    -----------

NET LOSS                                 $   (33,226)   $   (27,729)
                                         ===========    ===========


    The accompanying notes are an integral part of the financial statements


                                SHREVE.NET, INC.

                      STATEMENTS OF STOCKHOLDERS' (DEFICIT)

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                            ADDITIONAL
                                            PAID-IN-     ACCUMULATED
                            COMMON STOCK    CAPITAL      DEFICITS          TOTAL
                             -----------   -----------   -----------    -----------

Balance, Janauary 1, 2002    $     1,000   $   747,485   $(1,143,043)   $  (394,558)

  Net loss for the year             --            --         (27,729)       (27,729)
                             -----------   -----------   -----------    -----------


Balance, December 31, 2002         1,000       747,485    (1,170,772)      (422,287)

  Net loss for the year             --            --         (33,226)       (33,226)
                             -----------   -----------   -----------    -----------

Balance, December 31, 2003   $     1,000   $   747,485   $(1,203,998)   $  (455,513)
                             ===========   ===========   ===========    ===========


    The accompanying notes are an integral part of the financial statements


                                SHREVE.NET, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                                      2003         2002
                                                                                   ---------    ---------
Cash Flows from Operating Activities:
  Net loss                                                                         $ (33,226)   $ (27,729)
                                                                                   ---------    ---------
  Adjustments  to  reconcile  net  income  to net  cash  provided  by  operating activities:
        Depreciation                                                                 109,517      125,864
        Changes in operating assets and liabilities:
           (Increase) decrease in accounts receivable                                 (7,574)      53,954
           (Increase) in accounts receivable - related party                         (10,017)     (11,461)
           (Increase) decrease in prepaid expenses and other current assets              526      (17,438)
           (Decrease) in deferred revenue                                             (6,778)      (5,579)
           (Decrease) in accounts payable and accrued expenses                       (37,900)     (76,515)
                                                                                   ---------    ---------
             Total adjustments                                                        47,774       68,825
                                                                                   ---------    ---------
              Net cash provided by operating activities                               14,548       41,096
                                                                                   ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                 (89,551)     (55,850)
                                                                                   ---------    ---------
              Net cash (used in) investing activities                                (89,551)     (55,850)
                                                                                   ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds (payments) of note payable - bank                                      77,663         --
  Proceeds from long-term debt                                                        32,601      237,500
  Repayment of long-term debt                                                        (70,005)    (500,176)
  Proceeds from notes payable - related party                                         85,000      288,484
  Repayment of notes payable - related party                                         (46,289)     (46,220)
  Proceeds from obligations under capital lease                                         --         14,890
  Repayment of obligations under capital lease                                        (4,540)      (1,098)
                                                                                   ---------    ---------
              Net cash provided by (used in) financing activities                     74,430       (6,620)
                                                                                   ---------    ---------

Net decrease in cash                                                                    (573)     (21,374)

Cash, beginning of year                                                                5,356       26,730
                                                                                   ---------    ---------

Cash, end of year                                                                  $   4,783    $   5,356
                                                                                   =========    =========



SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION:

             Cash paid during the year for interest                                $  38,821    $  42,301
                                                                                   =========    =========


    The accompanying notes are an integral part of the financial statements

                                SHREVE.NET, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


NOTE 1 - NATURE OF BUSINESS

Shreve.Net Inc. (the "Company") was incorporated in the State of Louisiana on November 8, 1996.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in the Shreveport Louisiana area and concentrates on offering technical support and know-how with strong customer support and infrastructure. The Company specializes in the T1 connections for local businesses.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

CASH AND CASH EQUIVALENTS

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

CASH

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

ACCOUNTS RECEIVABLE

The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

                                SHREVE.NET, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

REVENUE RECOGNITION

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services on the monthly anniversary date for the following monthly service period. The Company has recorded deferred revenue for any services billed in advance of the service period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

INCOME TAXES

The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual shareholders.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2003 and 2002.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

NET INCOME (LOSS) PER COMMON SHARE

The Company computes earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of operations for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income  (loss)  per common  share  (basic and  diluted)  is based on the net
income  (loss)  divided  by  the  weighted   average  number  of  common  shares
outstanding during the year.

When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation as the effect would be anti-dilutive.

NOTE 3-    PROPERTY AND EQUIPMENT

      Property and equipment as of December 31, 2003 and 2002 were as follows:


                               Estimated Useful
                                Lives (Years)            2003            2002
                                -------------            ----            ----
Vehicles                              5               $ 75,102        $ 39,579
Furniture and fixtures                7                 30,266          30,266
Machinery and equipment               5                794,002         739,974
Improvements                          5                 14,609          14,609
                                                        ------          ------
                                                       913,979         824,428
Less accumulated depreciation                          730,113         620,596
                                                       -------         -------
Property and equipment, net                          $ 183,866       $ 203,832
                                                     =========       =========

Depreciation expense was $109,517 and $125,864 for the years ended December 31, 2003 and 2002, respectively. In addition, the Company has $46,688 in equipment under capital lease for the years ended December 31, 2003 and 2002. Accumulated amortization on these assets is $27,584 and $18,669, respectively.

NOTE 4-  LONG-TERM DEBT

Long-term debt at December 31, 2003 and 2002 consists of the following:



                                                               2003            2002
                                                              ------------------------
Bank loan, principal amount of $237,500 at 6.25% interest, due
September  30,  2006,  secured  by  substantially  all
of the business assets. Monthly payments of
principal and interest of $5,605                               $  169,537   $  224,328

Vehicle loan,  principal amount of $11,827 at 6.90%
interest,  due October 31, 2004, secured by a vehicle.
Monthly payments of principal and interest of $283.                 2,742        5,826

Vehicle loan,  principal  amount of $17,088 at 6.90%
interest,  due October 31, 2004, secured by a vehicle.
Monthly payments of principal and interest of $408.                 3,963        8,417

Vehicle loan, principal amount of $32,601 at 5.25% interest, due March 31, 2006, secured by a vehicle.
Monthly payments of principal and interest of $981.                24,925            -
                                                              ------------------------

                                                                  201,167      238,571
Less:  current maturities                                         (75,736)    (62,337)
                                                              ------------------------

Long-term debt net of current maturities                      $   125,431    $ 176,234
                                                              ========================


Maturities over the next three years and in the aggreagte are as follows:

Years Ending December 31:

        2004                               $ 75,736
        2005                                 73,358
        2006                                 52,073
                                     ---------------

                                           $201,167
                                     ===============



NOTE 5-  NOTES PAYABLE - RELATED PARTY

      Notes payable - related party at December 31, 2003 and 2002 consists of the following:

                                                                         2003               2002
                                                                   ----------------------------------

Note payable,  principal  amount of $105,000 at 10.0% interest, due January 31, 2006, secured by certain business assets.
Monthly payments of principal and interest of $2,231.                    $   51,957       $   72,408

Note payable,  principal  amount of $183,484 at 7.5%
interest due July 31, 2012, secured by certain assets
Monthly payments of principal and interest of $2,178                        165,049          178,263

Note payable, principal amount of $46,000 at 9.0%
interest due August 31, 2005, secured by certain assets
Monthly payments of principal and interest of $955                           20,103           29,298

Note  payable,  principal  amount of $30,000 at 5.0% interest due June 30, 2008, secured by certain assets
Monthly payments of principal and interest of $691                           26,571                -

Note payable, principal amount of $55,000 at 5.0%
interest due December 31, 2008, secured by certain assets
Monthly payments of principal and interest of $1,038                         55,000                -
                                                                   ----------------------------------

                                                                            318,680          279,969
Less:  current maturities                                                   (63,921)         (40,589)
                                                                   ----------------------------------

Long-term debt net of current maturities                                  $ 254,759        $ 239,380
                                                                   ==================================


Maturities over the next five years and in the aggreagte are as follows:

Years Ending December 31:

        2004                               $ 63,921
        2005                                 58,229
        2006                                 39,789
        2007                                132,276
        2008                                 24,465
                                     ---------------

                                           $318,680
                                     ===============

NOTE 6-  NOTE PAYABLE - BANK

The Company has entered into a line of credit with a bank for up to $149,000. The balance outstanding as of December 31, 2003 is $77,663. The interest rate on the line of credit is at the bank's prime rate.

NOTE 7-  OBLIGATIONS UNDER CAPITAL LEASE

The Company is the lessee of equipment under capital leases expiring during 2005.

Minimum lease payments under capital leases at December 31, 2003, are as follows:

                           2004                        $   8,650
                           2005                            4,101
                                                      ----------
                                                          12,751

                  Less: amounts representing interest     (3,500)
                  Less: current portion                   (6,457)
                                                      ----------

                           Long-term portion          $    2,794
                                                      ==========

NOTE 8 -  COMMITMENTS

OPERATING LEASE COMMITMENTS

The Company leases office space under an operating lease, which expires in July 2004. The lease provides for monthly payments of $2,650.

         Rent expense for the years ended December 31, 2003 and 2002 was $70,383 and $70,846, respectively.

NOTE 9-  STOCKHOLDERS' EQUITY (DEFICIT)

COMMON STOCK

The Company was incorporated as a Louisiana corporation in November 1996. The Company has one class of common stock, par value $10. The Company was incorporated with 1,000 shares authorized of which 100 shares are issued and outstanding at December 31, 2003 and 2002.

NOTE 10- SUBSEQUENT EVENTS

The Company on June 3, 2004, was acquired for $1,250,000 by DFWS Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company received $1,000,000 in cash of which $750,000 was used to pay off the existing debt of the Company and the remaining $250,000 was paid in the form of common shares of Mobilepro Corp., DFW Internet Services, Inc.'s parent, a publicly traded company.

                                SHREVE.NET, INC.
                          REVIEWED FINANCIAL STATEMENTS
                              MAY 31, 2004 AND 2003

                                SHREVE.NET, INC.
                     INDEX TO REVIEWED FINANCIAL STATEMENTS
                              MAY 31, 2004 AND 2003



                                                                        PAGE(S)

Accountants' Review Report                                               1

Reviewed Financial Statements:

         Balance Sheets at May 31, 2004 and 2003                         2

         Statements of Operations for the Five Months Ended
           May 31, 2004 and 2003                                         3

         Statements of Stockholders' Equity (Deficit) for the
           Five Months Ended May 31, 2004 and 2003                       4

         Statements of Cash Flows for the Five Months Ended
           May 31, 2004 and 2003                                         5

Notes to the Reviewed Financial Statements                               6-12

                           ACCOUNTANTS' REVIEW REPORT

To the Stockholders of
Shreve.Net, Inc.
Shreveport, Louisiana

We have reviewed the accompanying balance sheets of Shreve.Net, Inc., a Louisiana S Corporation (the "Company") as of May 31, 2004 and 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows for the five months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements are the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.


BAGELL JOSEPHS & COMPANY, L.L.C.

Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey

July 27, 2004


                                 SHREVE.NET INC.

                                 BALANCE SHEETS

                              MAY 31, 2004 AND 2003

                                                                     2004           2003
                                                                  -----------    -----------
                                                    ASSETS

Current Assets:
  Cash                                                            $       200    $     5,200
  Accounts receivable, net                                             99,845        106,522
  Accounts receivable - related company                                37,343          9,415
  Prepaid expenses and other current assets                            12,978         16,736
                                                                  -----------    -----------
             Total current assets                                     150,366        137,873
                                                                  -----------    -----------


Property and equipment, net                                           140,472        214,109
Intangible assets, net                                                   --             --
                                                                  -----------    -----------
             Total other assets                                       140,472        214,109
                                                                  -----------    -----------


             TOTAL ASSETS                                         $   290,838    $   351,982
                                                                  ===========    ===========


                        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
  Current portion of long-term debt                               $    72,409    $    72,639
  Current portion of notes payable - related party                     69,699         40,589
  Current portion of obligations under capital lease                    6,457          5,862
  Note payable - bank                                                  78,963         24,000
  Deferred revenue                                                     74,344         87,540
  Accounts payable and accrued expenses                                91,644        135,635
                                                                  -----------    -----------

             Total current liabilities                                393,516        366,265

  Long-term debt, net of current                                       97,152        171,356
  Notes payable - related party, net of current portion               280,981        222,200
  Obligations under capital lease, net of current portion               1,205          5,968
                                                                  -----------    -----------


             Total liabilities                                        772,854        765,789
                                                                  -----------    -----------


STOCKHOLDERS' (DEFICIT)
  Common stock                                                          1,000          1,000
  Additional paid-in-capital                                          747,485        747,485
  Accumulated deficits                                             (1,230,501)    (1,162,292)
                                                                  -----------    -----------

             Total stockholders' (deficit)                           (482,016)      (413,807)
                                                                  -----------    -----------


             TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)        $   290,838    $   351,982
                                                                  ===========    ===========


    The accompanying notes are an integral part of the financial statements

                                SHREVE.NET, INC.

                            STATEMENTS OF OPERATIONS

                 FOR THE FIVE MONTHS ENDED MAY 31, 2004 AND 2003

                                            2004        2003
                                         ---------    ---------

REVENUE                                  $ 774,406    $ 886,655
                                         ---------    ---------

COSTS AND EXPENSES:
  Direct costs of revenue                  248,442      355,023
  Selling, general and administrative      485,595      461,069
  Depreciation and amortization             49,279       45,383
                                         ---------    ---------
              Total costs and expenses     783,316      861,475
                                         ---------    ---------

INCOME (LOSS) BEFORE OTHER (EXPENSE)        (8,910)      25,180

OTHER (EXPENSE)
  Interest expense                         (17,593)     (16,700)
                                         ---------    ---------
              Total other (expense)        (17,593)     (16,700)
                                         ---------    ---------


NET INCOME (LOSS)                        $ (26,503)   $   8,480
                                         =========    =========

    The accompanying notes are an integral part of the financial statements


                                SHREVE.NET, INC.

                      STATEMENTS OF STOCKHOLDERS' (DEFICIT)

                 FOR THE FIVE MONTHS ENDED MAY 31, 2004 AND 2003

                                             ADDITIONAL    ACCUMULATED
                              COMMON STOCK PAID-IN-CAPITAL  DEFICITS         TOTAL
                               -----------   -----------   -----------    -----------

Balance, Janauary 1, 2003      $     1,000   $   747,485   $(1,170,772)   $  (422,287)


   Net income for the period          --            --           8,480          8,480
                               -----------   -----------   -----------    -----------

Balance, May 31, 2003                1,000   $   747,485   $(1,162,292)   $  (413,807)
                               ===========   ===========   ===========    ===========


Balance, Janauary 1, 2004      $     1,000   $   747,485   $(1,203,998)   $  (455,513)

  Net loss for the period             --            --         (26,503)       (26,503)
                               -----------   -----------   -----------    -----------

Balance, May 31, 2004          $     1,000   $   747,485   $(1,230,501)   $  (482,016)
                               ===========   ===========   ===========    ===========


    The accompanying notes are an integral part of the financial statements


                                SHREVE.NET, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE FIVE MONTHS ENDED MAY 31, 2004 AND 2003

                                                                                     2004        2003
                                                                                   --------    --------
Cash Flows from Operating Activities:
  Net loss                                                                         $(26,503)   $  8,480
                                                                                   --------    --------
  Adjustments  to  reconcile  net  income  to net cash  provided  by  (used  in)
     operating activities:
        Depreciation and amortization                                                49,279      45,383
        Changes in operating assets and liabilities:
           (Increase) decrease in accounts receivable                                 2,679     (11,572)
           (Increase) decrease in accounts receivable - related party               (15,865)      2,046
           Decrease in prepaid expenses and other current assets                      5,934       2,702
           (Decrease) in deferred revenue                                            (9,531)     (3,114)
           Increase (decrease) in accounts payable and accrued expenses              (4,796)      1,296
                                                                                   --------    --------
             Total adjustments                                                       27,700      36,741
                                                                                   --------    --------
              Net cash provided by (used in) operating activities                     1,197      45,221
                                                                                   --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                                 (5,885)    (55,660)
                                                                                   --------    --------
              Net cash (used in) investing activities                                (5,885)    (55,660)
                                                                                   --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds (payments) of note payable - bank                                      1,300      24,000
  Proceeds from long-term debt                                                         --        32,601
  Repayment of long-term debt                                                       (31,606)    (27,177)
  Proceeds from notes payable - related party                                        32,000        --
  Repayment of notes payable - related party                                           --       (17,180)
  Repayment of obligations under capital lease                                       (1,589)     (1,961)
                                                                                   --------    --------
              Net cash provided by (used in) financing activities                       105      10,283
                                                                                   --------    --------

Net decrease in cash                                                                 (4,583)       (156)

Cash, beginning of period                                                             4,783       5,356
                                                                                   --------    --------

Cash, end of period                                                                $    200    $  5,200
                                                                                   ========    ========

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION:

             Cash paid during the year for interest                                $ 17,593    $ 16,700
                                                                                   ========    ========

    The accompanying notes are an integral part of the financial statements

                                SHREVE.NET, INC.
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                              MAY 31, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS

Shreve.Net Inc. (the "Company") was incorporated in the State of Louisiana on November 8, 1996.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in the Shreveport Louisiana area and concentrates on offering technical support and know-how with strong customer support and infrastructure. The Company specializes in the T1 connections for local businesses.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

CASH AND CASH EQUIVALENTS

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

CASH

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

ACCOUNTS RECEIVABLE

The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

                                SHREVE.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

REVENUE RECOGNITION

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services on the monthly anniversary date for the following monthly service period. The Company has recorded deferred revenue for any services billed in advance of the service period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of May 31, 2004 and 2003.

INCOME TAXES

The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual shareholders.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the five months ended May 31, 2004 and 2003.

                                SHREVE.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

NET INCOME (LOSS) PER COMMON SHARE

The Company computes earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of operations for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income  (loss)  per common  share  (basic and  diluted)  is based on the net
income  (loss)  divided  by  the  weighted   average  number  of  common  shares
outstanding during the year.

When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation as the effect would be anti-dilutive.

NOTE 3-    PROPERTY AND EQUIPMENT

Property and equipment as of May 31, 2004 and 2003 were as follows:


                                 Estimated Useful
                                  Lives (Years)         2004            2003
                                  -------------         ----            ----
Vehicles                                5            $ 75,102        $ 75,102
Furniture and fixtures                  7              30,266          30,266
Machinery and equipment                 5             799,887         760,111
Improvements                            5              14,609          14,609
                                                       ------          ------
                                                      919,864         880,088
Less accumulated depreciation                         779,392         665,979
                                                      -------         -------
Property and equipment, net                         $ 140,472       $ 214,109
                                                    =========       =========

Depreciation expense was $49,279 and $45,383 for the five months ended May 31, 2004 and 2003, respectively. In addition, the Company has $46,688 in equipment under capital lease for the five months ended May 31, 2004 and 2003. Accumulated amortization on these assets is $11,493 and $8,629, respectively.


                                SHREVE.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2004 AND 2003

NOTE 4-  LONG-TERM DEBT

         Long-term debt at May 31, 2004 and 2003 consists of the following:

                                                                         2004             2003
                                                                   ----------------------------------

Bank loan, principal amount of $237,500 at 6.25% interest,
due September 30, 2006, secured by substantially all of the
business assets. Monthly payments of
principal and interest of $5,605                                       $    145,752    $     201,961

Vehicle loan,  principal  amount of $11,827 at 6.90%
interest,  due October 31, 2004, secured by a vehicle.
Monthly payments of principal and interest of $283.                           1,391            4,566

Vehicle loan,  principal  amount of $17,088 at 6.90%
interest, due October 31, 2004, secured by a vehicle.
Monthly payments of principal and interest of $408.                           2,010            6,598

Vehicle loan, principal amount of $32,601 at 5.25% interest, due March 31, 2006, secured by a vehicle.
Monthly payments of principal and interest of $981.                          20,408           30,870
                                                                   ----------------------------------

                                                                            169,561          243,995
Less:  current maturities                                                   (72,409)         (72,639)
                                                                   ----------------------------------

Long-term debt net of current maturities                                   $ 97,152        $ 171,356
                                                                   ==================================



Maturities over the next three years and in the aggreagte are as follows:

Periods Ending May 31:

        2005                               $ 72,409
        2006                                 75,172
        2007                                 21,980
                                     ---------------
                                           $169,561
                                     ===============

                                SHREVE.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2004 AND 2003


NOTE 5-  NOTES PAYABLE - RELATED PARTY

         Notes payable - related party at May 31, 2004 and 2003 consists of the following:

                                                                         2004             2003
                                                                   ----------------------------------

Note payable,  principal  amount of $105,000 at 10.0% interest, due January 31, 2006, secured by certain business assets.
Monthly payments of principal and interest of $2,231.                    $   49,688      $    64,269

Note payable,  principal  amount of $183,484 at 7.5% interest due July 31, 2012, secured by certain assets
Monthly payments of principal and interest of $2,178                        167,320          172,880

Note payable, principal amount of $46,000
at 9.0% interest due August 31, 2005, secured by certain assets
Monthly payments of principal and interest of $955                           20,103           25,640

Note  payable,  principal  amount of $30,000 at 5.0% interest due June 30, 2008, secured by certain assets
Monthly payments of principal and interest of $691                           26,569                -

Note payable, principal amount of $55,000
at 5.0% interest due December 31, 2008, secured by certain assets
Monthly payments of principal and interest of $1,038                         55,000                -

Note payable, principal amount of $32,000
at 5.0% interest due December 31, 2008, secured by certain assets
Monthly payments of principal and interest of $1,038                         32,000                -
                                                                   ----------------------------------

                                                                            350,680          262,789
Less:  current maturities                                                   (69,699)         (40,589)
                                                                   ----------------------------------

Long-term debt net of current maturities                                  $ 280,981        $ 222,200
                                                                   ==================================


Maturities over the next four years and in the aggreagte are as follows:

Periods Ending May 31:

        2005                               $ 69,699
        2006                                 41,350
        2007                                138,905
        2008                                100,726
                                     ---------------

                                           $350,680
                                     ===============

                                SHREVE.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2004 AND 2003

NOTE 6-  NOTE PAYABLE - BANK

         The Company has entered into a line of credit with a bank for up to $149,000. The balance outstanding as of May 31, 2004 and 2003 is $80,458 and $24,000, respectively. The interest rate on the line of credit is at the bank's prime rate. Of this amount $1,495 in 2004 is accrued interest and is included in accounts payable and accrued expenses.

NOTE 7-  OBLIGATIONS UNDER CAPITAL LEASE

         The Company is the lessee of equipment under capital leases expiring during 2006.

         Minimum lease payments under capital leases at May 31, 2004, are as follows:

                           2005                               $   8,650
                           2006                                   2,112
                                                              ----------
                                                                 10,762

                  Less: amounts representing interest            (3,100)
                  Less: current portion                          (6,457)
                                                              ----------

                           Long-term portion                  $   1,205
                                                              =========

NOTE 8-  COMMITMENTS

OPERATING LEASE COMMITMENTS

The Company leases office space under an operating lease, which expires in July 2004. The lease provides for monthly payments of $2,650.

Rent expense for the five months ended May 31, 2004 and 2003 was $27,441 and $29,563, respectively.

NOTE 9-  STOCKHOLDERS' EQUITY (DEFICIT)

COMMON STOCK

The Company was incorporated as a Louisiana corporation in November 1996. The Company has one class of common stock, par value $10. The Company was incorporated with 1,000 shares authorized of which 100 shares are issued and outstanding at May 31, 2004 and 2003.

                                SHREVE.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2004 AND 2003

NOTE 10- SUBSEQUENT EVENTS

The Company on June 3, 2004, was acquired for $1,250,000 by DFWS Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company received $1,000,000 in cash of which $750,000 was used to pay off the existing debt of the Company and the remaining $250,000 was paid in the form of common shares of Mobilepro Corp., DFW Internet Services, Inc.'s parent, a publicly traded company.